                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 18, 2004
-----------------------------
(Date of earliest event reported)

              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                333-97955             13-3320910
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  (State or Other Jurisdiction     (Commission         (I.R.S. Employer
        of Incorporation)          File Number)       Identification No.)

                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office

       Registrant's telephone number, including area code: (212) 325-2000

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ITEM 5. OTHER EVENTS.

          Attached as Exhibit 99.1 to this Current Report is a collateral and structural term sheet (the "Collateral/Structural Term Sheet") furnished to the Registrant by Credit Suisse First Boston LLC (the "Underwriter") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-97955) (the "Registration Statement"). The Registrant hereby incorporates the Collateral/Structural Term Sheet by reference in the Registration Statement.

          The Collateral/Structural Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral/Structural Term Sheet.

          Any statement or information contained in the Collateral/Structural Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

                Exhibit No.                     Description
            ------------------        ----------------------------------
                   99.1                Collateral/Structural Term Sheet

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            CREDIT SUISSE FIRST BOSTON
                                                MORTGAGE SECURITIES CORP.


                                            By: /s/Jeffrey Altabef
                                                ------------------
                                                Name:  Jeffrey Altabef
                                                Title: Vice President

Date:  May 18, 2004

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                                  EXHIBIT INDEX

      Exhibit No.                           Description                         Paper (P) or Electronic (E)
  ------------------            ---------------------------------              -----------------------------
          99.1                   Collateral/Structural Term Sheet                            E